UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2012
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MINDSPEED TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-31650	01-0616769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 MacArthur Boulevard, East Tower Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000
(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The Registrant’s press release, dated November 5, 2012, announcing its results of operations for its fiscal fourth quarter ended September 28, 2012, is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release of the Registrant, dated November 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date:	November 5, 2012	By:	/s/ Stephen N. Ananias
Stephen N. Ananias
Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of the Registrant, dated November 5, 2012.